UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 30, 2007

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SUN AMERICAN BANCORP

(Exact name of registrant as specified in its charter)

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Delaware	0-22911	65-032364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9293 Glades Road, Boca Raton, Florida 33434

(Address of principal executive offices) (Zip Code)

561-544-1908

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements.

This Amendment No. 1 to Current Report on Form 8-K/A (the “Form 8-K/A”) of Sun American Bancorp (the “Company”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future events over which we have little or no control. Forward-looking statements may include, without limitation, statements relating to the Company’s plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words including “anticipate,” “believe,” “estimate,” “forecast,” “expect,” “intends,” “plans” and similar expressions. The Company’s ability to predict projected results or the effect of events on the Company’s operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document. We caution readers that forward-looking statements, including without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements. Factors that could affect the Company’s assumptions and predictions include, but are not limited to, the risk that (i) the Company may not be able to successfully integrate the operations of its recently acquired banks; (ii) loan losses would have a material adverse effect on the Company’s financial condition and operating results; (iii) a decline in the value of the collateral securing the Company’s loans could result in an increase in losses on foreclosure; (iv) the Company’s growth strategy may not be successful; (v) the geographical concentration of the Company’s business in Florida makes it highly susceptible to local economic and business conditions; (vi) changes in interest rates may adversely affect the Company’s financial condition; and (vii) competition from other financial institutions could adversely affect the Company’s profitability and growth. As a result, potential investors are cautioned not to place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update or revise any forward-looking statements.

Unless otherwise indicated, we refer to the Company as we, us, or our in this Form 8-K/A.

Explanatory Note.

On April 3, 2007, we filed with the Securities and Exchange Commission a Current Report on Form 8-K containing Items 2.01, 5.02, 8.01 and 9.01 disclosure regarding the closing of the merger of Independent Community Bank, a Florida commercial banking association, with and into Sun American Bank, the subsidiary of the Company (the “Merger Transaction”). This Form 8-K/A is being filed to include the financial statements and accompanying notes of the business acquired and pro forma financial information required under Items 9.01(a) and (b) of Form 8-K. The information contained in the prior Form 8-K has not been amended or deleted.

Item 9.01

Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

The financial statements and accompanying notes of the business acquired for the years ended December 31, 2006 and 2005 are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(b)

Pro forma financial information.

The following pro forma financial information is filed as Exhibit 99.2 to this Form 8-K/A and is incorporated herein by reference:

(i)

Pro Forma Condensed Consolidated Balance Sheet of Sun American Bancorp as of December 31, 2006 (unaudited) and related notes giving effect to the Merger Transaction.

(ii)

Pro Forma Condensed Consolidated Statement of Income of Sun American Bancorp for the year ended December 31, 2006 (unaudited) and related notes giving effect to the Merger Transaction as if it had been consummated as of January 1, 2006.

(c)

Shell company transactions.

None.

(d)

Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
2.1

Agreement and Plan of Merger among the Company, Sun American Bank, and
Independent Community Bank, dated as of November 17, 2006 (incorporated by reference from the Current Report on Form 8-K filed by the Company on
November 24, 2006).

99.1	Financial Statements and Accompanying Notes.
99.2	Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 15, 2007

SUN AMERICAN BANCORP

By:	/s/ MICHAEL E. GOLDEN
Name:	Michael E. Golden
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger among the Company, Sun American Bank, and
Independent Community Bank, dated as of November 17, 2006 (incorporated by reference from the Current Report on Form 8-K filed by the Company on
November 24, 2006).

99.1	Financial Statements and Accompanying Notes.
99.2	Pro Forma Financial Information.